UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 28, 2019

NUTANIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37883	27-0989767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1740 Technology Drive, Suite 150
San Jose, California 95110
(Address of principal executive offices, including zip code)

(408) 216-8360
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.000025 par value per share	NTNX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 2.02.          Results of Operations and Financial Condition

On May 30, 2019, Nutanix, Inc. (the “Company”) issued a press release announcing the Company’s financial results for its third fiscal quarter ended April 30, 2019.  A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 5.02.          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Sunil Potti, Chief Product and Development Officer

On May 28, 2019, Sunil Potti notified the Company that he will resign from his position as the Company’s Chief Product and Development Officer to pursue another opportunity, effective June 21, 2019.  The Company thanks Mr. Potti for his years of service to the Company.

(d) Appointment of Brian Stevens to Nutanix Board of Directors

On May 29, 2019, the Board of Directors of the Company (the “Board”) approved the expansion of the size of the Board from eight (8) to nine (9) members and the appointment of Brian M. Stevens as a Class II director, where both actions are expected to be effective June 1, 2019. The Board determined that Mr. Stevens is an independent director under the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and within the meaning of the NASDAQ Global Select Market’s listing standards. There is no arrangement or understanding between Mr. Stevens and any other persons pursuant to which Mr. Stevens was selected as a director. Mr. Stevens does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Stevens will receive the standard compensation and equity awards provided to non-employee directors of the Company and committee members for their service pursuant to the Company’s Outside Director Compensation Policy, which was filed as Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2018 filed with the SEC on December 10, 2018. In addition, it is expected that Mr. Stevens will enter into the Company’s standard form of director indemnification agreement, which was filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with the SEC on December 22, 2015.

A copy of the Company’s press release announcing Mr. Stevens’ appointment is attached hereto as Exhibit 99.2.

The information in Item 2.02 of this Form 8-K and Exhibits 99.1 and 99.2 attached to this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release issued by Nutanix, Inc. on May 30, 2019
99.2	Press release issued by Nutanix, Inc. on May 30, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTANIX, INC.

Date:	May 30, 2019	By:	/s/ Duston M. Williams
Duston M. Williams
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by Nutanix, Inc. on May 30, 2019
99.2	Press release issued by Nutanix, Inc. on May 30, 2019